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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 9, 1999



                              LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                           0-11674                             94-2712976
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(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
          -------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000



                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

Registrant filed a Registration Statement on Form S-3/A on June 29, 1999, which was declared effective on July 1, 1999. The information that is set forth in the Registrant's Press Release dated July 1, 1999 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Text of Press Release dated March 9, 1999 (incorporated by reference to Exhibit 99.1 to the Report on Form 8-K filed by the Registrant on March 15, 1999).

          99.2      Text of Press Release dated July 1, 1999.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LSI LOGIC CORPORATION
                                            A Delaware Corporation


Dated: July 7, 1999                         By: /s/ R. Douglas Norby
                                               ---------------------------------
                                               R. Douglas Norby
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      ------------------------------------------------------------
     99.1           Text of Press Release dated March 9, 1999 (incorporated by reference to Exhibit 99.1 to the Report on Form 8-K filed by the Registrant on March 15, 1999).

     99.2           Text of Press Release dated July 1, 1999.
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